CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Income Statement
Revenues	$ 210,633	$ 243,927
Cost of Revenues	67,495	83,462
Gross Margin	143,138	160,465
Operating Expenses:
General and Administrative	46,844	55,197
Consulting	10,000	2,250
Officer Compensation	86,439	72,000
Travel	20,502	22,528
Total Operating Expenses	163,785	151,975
Operating Income (Loss)	(20,647)	8,490
Other Expenses
Interest Expense	889
Total Expenses	889
Gain (Loss) Before Taxes	(21,536)	8,490
Net Income (Loss)	$ (21,536)	$ 8,490
Gain (Loss) per Share, Basic & Diluted	$ 0.00	$ 0.00
Weighted Average Shares Outstanding	117,795,000	116,824,533